Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Center Bancorp, Inc. (the "Company") on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission (the "Report"), I, Anthony C. Weagley, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.

Dated: June 14, 2005

                                                    /s/ Anthony C. Weagley
                                                    ----------------------

                                                    Anthony C. Weagley
                                                    Treasurer and Chief
                                                    Financial Officer